UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Sept. 4, 2015

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Hannover House, Inc.

(Exact name of registrant as specified in its charter)

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Wyoming	000-28723	91-1906973
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1428 Chester Street, Springdale, AR 72764
(Address of Principal Executive Offices) (Zip Code)

479-751-4500
(Registrant’s telephone number, including area code)

f/k/a "Target Development Group, Inc."

f/k/a "Mindset Interactive Corp."

330 Clematis Street, Suite 217, West Palm Beach, Florida 33401 (561) 514-0936
(Former name or former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SECTION 1 — REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

a). Hannover House, Inc. (“Company”) and Medallion Releasing, Inc. (“Medallion”) have entered into an agreement with East Side Story, LLC (“ESS”) for the release of the feature film, “Dancin’ It’s On” (the “Film”) to theatres, video and other applicable media formats in the territory of the United States and Canada. Under the terms of the agreement, ESS shall be responsible to fund the releasing costs for Film, with Company and Medallion earning customary servicing and distribution fees. Company plans to release the film to approximately six-hundred (600) theatres on or about October 16, 2015.

b). Hannover House, Inc. ("Company") has agreed to make monthly installment payments to TCA Global Master Fund (“TCA”) in lieu of ongoing debt-conversion transactions utilizing Rule 144 exemptions for qualifying, and aged debts into stock. Effective as of September 4, 2015, Company will make monthly installments of $25,000 to TCA and TCA shall defer or otherwise “stay” from pursuing other collection-enforcement actions and remedies until the entire TCA debt balance is retired and / or until a new agreement is reached regarding an acceleration of the debt payments. TCA shall continue to hold the certificate for 10-mm restricted shares in HHSE as collateral until the debt is retired or otherwise deemed as satisfied.

c). Additional Board of Directors Actions – The Company’s Board has authorized the hiring of additional support staff and middle-managers in the areas of marketing, advertising, promotions and technical services, to better handle the additional workload requirements of the growing slate of films and growing revenues from orders, contacts and licenses. The Company’s Board has further authorized management to proceed with the negotiation of a significant financing for the Company which would be structured primarily as an Accounts Receivable based facility (allowing for the acceleration of payments due from Netflix and long-term receivables from Cable Licensors), in order to create a significant cash resource from which leveraged debt reductions could occur.

SECTION 2 — FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets. Not Applicable.

Item 2.02	Results of Operations and Financial Condition. As a management review tool, and for the purposes of assisting with the pursuit of Accounts Receivable financing as described above in Item 1.01-c, Company management has generated a report itemizing current sales, contracts and existing orders for Company’s products, along with projected revenues for certain items and months leading to year-end 12/31/2015, and attached that report to this Form 8 as an Exhibit. The Company wishes to acknowledge that projections are forward-looking statements and that many factors may impact the actual results and recognition of such results, including, but not limited to, changes in release dates, changes in products, and competitive factors affecting the number of theatres, video placements or video-on-demand platforms supporting Company’s titles. As indicated on the Exhibit, the Company is anticipating year-end revenues of approximately $6.4-mm, with earnings of approximately $2.23-mm, which is based on a revenue recognition of fifty percent (50%) of 80% of the actual revenue forecasts by title and media source for the final four months of 2015, added to the previously reported Q1 and Q2 results, as well as the pending Q3 results for the completed months of July and August, and the current month-in-progress, September, 2015.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1) - 2015 Sales Analysis & Forecast for the last four months of the year; and

2) - 4-year Analysis of the growing disparity between actual revenue and earnings results for Company and declining share price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 14, 2015	Hannover House, Inc.
	By	/s/ Eric F. Parkinson
Name: Eric F. Parkinson Title: C.E.O.

INDEX TO EXHIBITS

Exhibit No.	Description
1	2015 Sales Analysis & Forecast for the last four months of the year.
2	4-year Analysis of the growing disparity between actual results for Company and share price.

EXHIBIT 1 – 2015 Sales Analysis & Forecast for the last four months of the year.

HHSE - Sept - Dec. 2015 Revenue Forecasts & Year-End Summary

(Exludes: International, VODWIZ and Production Fees)

MON	Format	Title	Status of Sale	Gross	Net	HHSE Fees Or Share
Sept	DVD	On Angels' Wings	Completed / Shipped			
Sept	DVD	Antonio Aguilar	Completed / Shipped			
Sept	DVD	Lazarus Papers	Completed / Shipped			
Sept	Q3 Catalog	Various DVD/BD	Completed / Shipped			
Sept	Q3 V.O.D.	Various Titles	Received or Pending			
				$ 566,500	$ 453,200	$ 182,388
Sept	Theat	Dark Awakening	Box Office Share			
Sept	Theat	Bonobos	Box Office Share			
Sept	Theat	Algerian	Box Office Share			
Sept	Q4 Studio	Studio Rev. Share	Estimated Share			
				$ 230,000	$ 132,000	$ 78,000
Oct	DVD/BD	Dark Awakening	Completed / Shipped			
Oct	Theat	Dancin' It's On	Servicing Fees			
Oct	Theat	Dancin' It's On	*Projected Box Office*			
Oct	Theat	Borrar de la Memoria	*Projected Box Office*			
				$ 6,904,400	$ 3,175,520	$ 1,126,880
Nov	Theat	Encounter	*Projected Box Office*			
Nov	Theat	Los Scavengers	*Projected Box Office*			
				$ 60,000	$ 24,000	$ 6,000
Nov	DVD/BD	Bonobos	Orders to shipment			
Nov	DVD/BD	Algerian	Orders to shipment			
Dec	DVD/BD	Borrar de la Memoria	*Estimated video orders*			
				$ 438,000	$ 350,400	$ 201,520
Dec	Cable TV	Dark Awakening	Cable TV License Sale			
Dec	SVOD	Bonobos	SVOD License Sale			
Dec	SVOD	Algerian	SVOD License Sale			
Dec	SVOD	Dancin' It's On	SVOD Formula License			
				$ 2,800,000	$ 2,340,000	$ 573,000
Dec	Q4 Catalog	Various DVD/BD	*Estimated Sales*			
Dec	Q4 V.O.D.	Various Titles	*Estimated Share*			
Dec	Q4 Theat	Servicing Fees	Basic HHSE Theat. Fees			
Dec	Q4 Studio	Studio Rev. Share	Estimated Share			
				$ 350,000	$ 320,000	$ 240,000
				$ 11,348,900	$ 6,795,120	$ 2,407,788

50% RESERVE ADJUSTMENT	**$3,397,560**	**$ 1,203,894**
OTHER EST. Q3 GROSS & NET	$ 410,000	$ 165,000
Q2 2015 GROSS & NET	$ 1,215,049	$ 368,391
Q1 2015 GROSS & NET	$ 1,397,997	$ 501,203
HHSE EST. GROSS & NET FOR 2015	$ 6,420,606	$ 2,238,488

EXHIBIT 2 - 4-year Analysis of the growing disparity between actual revenue and earnings results for Company and declining share price.